UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 10, 2022

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

16301 Quorum Drive
Suite 160A Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Item 8.01	Other Events.

On March 10, 2022, Sonida Senior Living, Inc. (the “Company”) announced that it has entered into a term loan agreement with Ally Bank (“Ally”) for purposes of refinancing certain existing indebtedness of the Company and general corporate purposes (the “Refinancing Agreement”). Pursuant to the Refinancing Agreement, Ally Bank will provide the Company with an initial term loan (the “Term Loan”) of $80 million, which may be increased by up to an additional $10 million if the Company satisfies certain financial covenants and up to an additional $40 million, subject to Ally’s approval, to finance the acquisition of additional senior living communities. The Term Loan has a maturity date of four years, with the Company’s option to extend such maturity date for one additional year provided the Company satisfies certain financial covenants and other conditions, and an interest rate of one-month SOFR plus 3.50%, subject to a SOFR floor of 0.25% and a lower SOFR spread of 3.25% or 3.00% depending on the Company’s debt yield and debt service coverage ratio. The Term Loan is secured by ten of the Company’s senior living communities owned by the Company’s subsidiaries and is partially recourse guaranteed by Sonida Senior Living, Inc. The Refinancing Agreement also contains customary representations, warranties and covenants, including financial covenants, for an agreement and transaction of this nature.

On March 10, 2022, the Company issued a press release announcing the Refinancing Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 10, 2022*

104	Cover Page Interactive Data File-formatted as Inline XBRL.

*	This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022	Sonida Senior Living, Inc.

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel